The Midland Company November 3, 2005

Forward Looking Statements Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2005 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

'00 '01 '02 '03 '04 MLAN 15.73 16.53 17.59 20.18 22.98 Midland At-A-Glance Specialty P&C insurance company (American Modern Insurance Group) Short-tail personal lines experts $650 million market cap (MLAN - Nasdaq) Founded 1938, As Auto Finance Co. Based in Cincinnati, active countrywide 1,200 associates Ratings and Recognitions "A+" (Superior) A.M. Best Rating Ward's Top 50 P&C Insurance Co's Forbes' "200 Best Small Co's" Book Value Per Share "Building Shareholder Value"

Specialty Product Platform Manufactured Housing - $334.1 Dwelling Fire - $88.4 Motorcycle - $48.6 Watercraft - $30.7 Recreational Vehicle - $30.1 Collector Car, Snowmobile, Etc. - $11.4 Mortgage Fire - $39.4 Collateral Protection - $52.1 Credit Life & Debt Cancellation - $39.3 Excess & Surplus Lines - $45.9 All Other - $46.0 334.1 88.2 43.5616 30.7 30.1 11.4 39.4 52.1 34.2 45.9 41.4 Property, Casualty and Life Direct & Assumed Written Premium ($ in Millions) Residential Property (56%) Recreational Casualty (15%) Financial Institutions (17%) Other Specialty Products (12%) Other Specialty Products (12%) Full Year 2004 Residential Property All Other Financial Institutions Recreational Casualty

Essential Product Characteristics Specialty / Niche Non-Cyclical Fragmented/Unfocused Competition Low Severity Short Tail Property Bias Predominantly Personal Lines Leveragable Product and Underwriting Expertise Claims Mastery Enhances Results Systems/Technology Excellence Provides an Edge Recreational Casualty Financial Institutions Residential Property All Other 15 17 56 12 Residential Property Recreational Casualty All Other Financial Institutions

Why Midland? Proven Ability to Build Shareholder Value Proven Ability to Produce Underwriting Profits Proven Ability to Grow Revenues . . . Profitability! Proven Ability to Master New Product Lines Growth Enabled by Broad and Deep Specialty Product Offering Growth Enabled by Technological Superiority Growth Enabled by Distribution "Omnipresence"

Periods Ending September 30, 2005 (MLAN $36.03) An Elite Performer: Annualized Total Return

Consistent Value Appreciation: Book and Market Value Growth 5/87 2 for 1 split 5/98 3 for 1 split 7/02 2 for 1 split

Consistent Dividend Growth 89 90 91 92 93 94 95 96 97 98 Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 0.225 Midland is one of only 150 public companies that has increased its annual dividend for 19 years or more consecutively. 19 Year CAGR = 10.6%

Financial Objectives 15% Return On Beginning Equity 95.5% Combined Ratio 2.3:1 Premium To Surplus Ratio 10-12% Top-Line Growth 15% Growth in Book Value Per Share 12% Growth in Operating Earnings Per Share

Mission "To enhance shareholder value by being an Indispensable Partner to customers in chosen markets by providing value adding specialty insurance products and services."

Profit Growth People Core Operating Strategies

Profit Strategy: "Compete on Value, Not on Price" Product Design and Pricing Expertise Portfolio Underwriting Process Proactive Risk Management Claims Mastery Prudent Expense Management Technological Superiority Policyholder Retention Business Partner Selection and Management

American Modern P&C Industry A Tradition of Profitable Underwriting Outperformed P&C Industry by Over 8 Points! Source: A.M. Best Company Through December, 2004 10-Year Average Combined Ratio 100%

20-Year Combined Ratio 86 87 88 89 90 91 92 93 94 95 96 97 98 99 '00 '01 '02 '03 '04 '05-9/30/05 Non-Catastrophe 0.97100000013148 0.915 0.91 0.918 0.916 0.912 0.877 0.871 0.905 0.9 0.956 0.923 0.892 0.902 0.946 0.967 0.961 0.971 0.9 0.873 Catastrophe 0.063 0.027 0.02 0.091 0.059 0.057 0.069 0.069 0.09 0.081 0.097 0.045 0.086 0.05 0.026 0.042 0.058 0.06 0.064 0.074 A Tradition of Profitable Underwriting 20-Year Non-Catastrophe Combined Ratio = 91.9% 20-Year Catastrophe Combined Ratio = 6.1%

Proactive Risk Management Diversified Specialty Product Offering Extensive Catastrophe Modeling Expertly Managed Reinsurance Structure Reduced Earnings Volatility Rigorous Business Partner Selection / Management Processes Qualitative and Quantitative Analysis Disciplined Exposure Management Reduces Earnings Volatility

Unique in-house staff adjuster training program 92% of claims settled by company employees 10% lower average adjustment cost per claim by staff 90+% of property claims closed within 30 days of report 160 Employee Field Claims Staff Claims Mastery Enables Underwriting Profit

Achieving Omnipresence: Award-Winning Technology A.M. Best E-Fusion Award Winner! Web-Enabled Front-End Insurance-Scored Products

Profit Growth People Core Operating Strategies

Growth Strategy: "Target Niches Where Competition is Fragmented/Unfocused" OMNIPRESENCE: Own Our Share of Every Agent's Desktop Product Offering Breadth Product Offering Depth "Point and Click" Technology (Ease of Use) Multi-Faceted Distribution Growing Producer Base Enhanced Market Awareness Retention of Existing Policyholders Multi-Dimensional Sales Training Focused Acquisition Appetite

94 95 96 97 98 99 '00 '01 '02 '03 '04 9/30 YTD 12/31 YTD 275.509 376.33 387.165 422.982 445.286 472.041 500.984 555.548 588.243 663.972 722 P&C Direct and Assumed Written Premium 10 Year CAGR = 10.1% A Tradition of Top-Line Growth

10-Year Compounded Annual Premium Growth Rate Industry Source: A.M. Best Company American Modern P&C Industry Outpacing The Industry Through December 31, 2004

Product Offering Breadth: Necessity = Opportunity Manufactured Housing Other Specialty Insurance 0.65 0.35 Manufactured Housing Other Specialty Insurance 0.97 0.03 From: A Mobile Home Insurance Company Manufactured Housing Other Specialty Insurance 0.45 0.55 Manufactured Housing Other Specialty Insurance 0.53 0.47 MH = 65% All Other = 3% MH = 97% All Other = 35% MH = 45% All Other = 55% All Other = 47% MH = 53% 1999 2004 To: A Specialty Personal Lines Insurance Company Percent of Profit from Premium Flow Percent of Total Premiums

Expanded Market Potential $5 Billion $30 Billion 2000 2005 6 x ! Expanded Specialty Product Offering From "A Mobile Home Company" To "A Specialty Personal Lines Company"

MH Lender - 32% 13% MH Point of Sale - 26% 22% Agency - 22% 45% Financial Services - 12% 18% All Other - 8% 2% 32 26 22 12 8 MH Lender - 32% 13% MH Point of Sale - 26% 22% Agency - 22% 45% Financial Institutions - 12% 18% All Other - 8% 2% 140 168 337 140 15 Property & Casualty and Life Direct & Assumed Written Premium Multi-Faceted Distribution Dec. 31, 2004 12/00 12/04

Owning Our Share of Every Agent's Desktop 45,000 + Points of Distribution, and Growing! Agency Wholesale Retail Specialty Affinity Point of Sale Retailers/Dealers Manufacturers Lenders Banks Finance Companies Financial Institutions Banks Credit Unions

Profit Growth People Core Operating Strategies

Over 1,200 Associates and Growing! Leadership Team Averages 20 Years Industry Experience Low Associate Turnover: 7.3% 3-Year Average Win/Win Performance Management Regular "Town Hall" Alignment Meetings Disciplined Planning Process Midland University: 198 Designations this Year! "Golden Rule" Service People Strategy: "Attract, Retain, Align, Invest"

Midland's Culture Drives Performance CORE VALUES Integrity Win/Win Team Humility Personal Growth Creativity Propriety Sharing/Caring Strong Work Ethic

PROFIT: Superior Underwriting; 97.7% 10-Year Combined Ratio Earnings Strength; Record Results in 5 of Last 7 Quarters Broad Platform; All Product Groups Contributing to 94.7% Combined Ratio (2005 9-Months) Investment Income; 7.8% 5-Year CAGR GROWTH: Impressive Growth; 10.1% 10-Year P&C Premium CAGR Significant Market Potential; Expanded From $5 Billion to $30 Billion Diverse Distribution; 45,000 Points of Production and Growing STRENGTH: Ratings; A+ (Superior) Rated by A.M. Best Recognition; Ward's Financial Top 50 P&C Insurance Companies VALUE: Growth In EPS (Before Capital Gains); 16.5% 10-Year CAGR Growth In Book Value; 11.5% 10-Year CAGR Growth In Market Value; 16.6% 10-Year CAGR CONSISTENCY: Book Value Per Share has Increased 19 of Last 20 Years Total Revenue has Increased in Each of Last 20 Years Produced a Net Profit in Each of the Last 20 years Good People. Better Results. TM

Building Shareholder Value Broad Specialty Product Offering Strong Balance Sheet Multi- Faceted Distribution Indispensable Partnerships Deep and Talented Team Superior Operating Results Award- Winning Technology Underwriting and Claims Expertise Positioned for Growth Underwriting Profit Discipline Discipline Discipline Discipline

The Midland Company Thank You 7000 Midland Boulevard Amelia, Ohio 45102-2607 (513) 943-7100 Fax - (513) 943-7111 Mailing Address: P.O. Box 1256 Cincinnati, Ohio 45201-1256 www.midlandcompany.com Investor Contact: W. Todd Gray Treasurer (513) 947-5637 Fax: (513) 943-7111 e-mail: todd_gray@amig.com

Record Nine-Month Results Record Nine Months Net Income Diluted Earnings Per Share 9 Mos. 2005 9 Mos. 2004 Net Income Before Capital Gains* $2.21 $1.41 Capital Gains 0.18 0.19 Net Income $2.39 $1.60 Solid Underwriting - 94.7% P&C Combined Ratio through First Nine Months Book Value Per Share Reaches $24.53 - Up 13.8% Over the Last 12 Months Forecasting Record Full Year Results - Net Income Before Capital Gains* of $2.95 to $3.15 Per Share *Non-GAAP Finance Measure - Net income before realized capital gains is a non-GAAP measure. Items excluded from this measure are significant components in understanding and assessing financial performance. The company believes that this non-GAAP financial measure provides a clearer picture of the underlying operating activities than the GAAP measure of net income, as it removes potential issues such as timing of investment gains (or losses) and allows readers to individually assess these components of net income.

Midland's Investment Portfolio At 12/31/04 81% fixed income ($764 million) "AA" average quality 4.3 years average duration 19% equities ($181 million) Equities Tax exempt municipals U.S. government bonds Mortgage backed bonds Corporate and other bonds Short-term investments 19 25 11 20 19 6 High Quality Diversified Portfolio